UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
__________________________________________________________________

Date of Report (Date of earliest event reported):   October 26, 2010

YesDTC Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-155178
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Beale Street Suite 613 San Francisco, CA	94105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 922-2560

(Former name or former address, if changed since last report)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 26, 2010, November 4, 2010, November 9, 2010, November 17, 2010, December 21, 2010 and January 5, 2011, YesDTC, Inc., a wholly owned subsidiary of YesDTC Holdings, Inc. (the “Company”) issued promissory notes in the principal amounts of $25,000, $7,000, $25,000, $30,000, $45,000 and $15,000, respectively (the “Notes”), to Joseph A. Noel. The notes bear interest at the rate of 10% per annum, payable monthly or upon maturity, and mature 90 days from the date of issuance. Mr. Noel is the chief executive officer and a director of the Company.

On November 17, 2010, the Company entered into a subscription agreement with one accredited investor pursuant to which the Company issued and sold 7,500,000 shares of the Company’s common stock for proceeds of $150,000.  The shares were issued in reliance upon an exemption from registration provided by Section 4(2) under the Securities Act of 1933, as amended (the “Securities Act”), which exempts transactions by an issuer not involving a public offering.

On November 19, 2010, the Company entered into a subscription agreement with one accredited investor pursuant to which the Company issued and sold 2,500,000 shares of the Company’s common stock for proceeds of $50,000.  The shares were issued in reliance upon an exemption from registration provided by Section 4(2) under the Securities Act, which exempts transactions by an issuer not involving a public offering.

On December 27, 2010, the Company entered into a subscription agreement with two accredited investors pursuant to which the Company issued and sold an aggregate of 2,500,000 shares of the Company’s common stock for proceeds of $50,000.  The shares were issued in reliance upon an exemption from registration provided by Section 4(2) under the Securities Act, which exempts transactions by an issuer not involving a public offering

On January 7, 2011, Mr. Noel converted promissory notes in the principal amounts of $3,000, $10,000, $35,000, $41,000, $60,000 and $25,000, which were originally issued by YesDTC, Inc. to Mr. Noel on September 8, 2010, September 9, 2010, September 15, 2010, October 6, 2010, October 14, 2010 and October 26, 2010, respectively (the “Converted Notes”) together with accrued but unpaid interest on the Converted Notes of $3,292.27 into an aggregate of 7,114,613 shares of the Company’s common stock.  The shares were issued in reliance upon an exemption from registration provided by Section 3(a)(9) under the Securities Act, which exempts transactions by an issuer involving exchanges of its outstanding debt and equity securities for newly issued debt and equity securities.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 8.01.	Other Events.

On January 11, 2011, the Company issued a press release announcing the conversion of promissory notes by Mr. Noel. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Promissory Note, dated October 26, 2010
10.2	Promissory Note, dated November 4, 2010
10.3	Promissory Note, dated November 9, 2010
10.4	Promissory Note, dated November 17, 2010
10.5	Promissory Note, dated December 21, 2010
10.6	Promissory Note, dated January 5, 2011
10.7	Form of Subscription Agreement
99.1	Press Release of YesDTC Holdings, Inc. dated January 11, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YESDTC HOLDINGS, INC.

Date: January 13, 2011	By:	/s/ Joseph A. Noel
Name: Joseph A. Noel
Title: Chief Executive Officer

EXHIBIT INDEX

10.1	Promissory Note, dated October 26, 2010
10.2	Promissory Note, dated November 4, 2010
10.3	Promissory Note, dated November 9, 2010
10.4	Promissory Note, dated November 17, 2010
10.5	Promissory Note, dated December 21, 2010
10.6	Promissory Note, dated January 5, 2011
10.7	Form of Subscription Agreement
99.1	Press Release of YesDTC Holdings, Inc. dated January 11, 2011